UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________


                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                  DATE OF FISCAL YEAR END:  DECEMBER 31, 2011

                  DATE OF REPORTING PERIOD:  DECEMBER 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.




                        THE ADVISORS' INNER CIRCLE FUND


                                  [USFS LOGO]

                      MANAGED BY PENNANT MANAGEMENT, INC.
                      -----------------------------------
                         A WHOLLY OWNED USFS SUBSIDIARY



USFS FUNDS LIMITED DURATION GOVERNMENT FUND
USFS FUNDS TACTICAL ASSET ALLOCATION FUND



ANNUAL REPORT                                                  DECEMBER 31, 2011








                                                             INVESTMENT ADVISER:
                                                        PENNANT MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholders' Letter ..........................................................1
Schedule of Investments
  Limited Duration Government Fund ............................................7
  Tactical Asset Allocation Fund .............................................11
Statements of Assets and Liabilities .........................................14
Statements of Operations .....................................................15
Statement of Changes in Net Assets
  Limited Duration Government Fund ...........................................16
  Tactical Asset Allocation Fund .............................................17
Financial Highlights
  Limited Duration Government Fund ...........................................18
  Tactical Asset Allocation Fund .............................................19
Notes to Financial Statements ................................................20
Report of Independent Registered Public Accounting Firm ......................33
Disclosure of Fund Expenses ..................................................34
Trustees and Officers of The Advisors' Inner Circle Fund .....................36
Board Considerations in Re-Approving the Advisory Agreement ..................42
Notice to Shareholders .......................................................45


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

SHAREHOLDERS' LETTER

USFS FUNDS 2011 COMMENTARY
USFS TACTICAL ASSET ALLOCATION FUND (USFSX)
USFS LIMITED DURATION GOVERNMENT BOND FUND (USLDX)

INTRODUCTION
We are excited to work on behalf of our USFSX and USLDX shareholders. USFSX is our firm's signature equity mutual fund and is managed by the team of Chris Weber and David Trotter. USLDX is our well-respected U.S. Government bond fund and is managed by the team of James Habanek, CFA and John Culhane, CFA.

FUND PERFORMANCE REVIEW
One word that comes to mind when describing the U.S. stock market's performance in 2011 is resilient. Despite facing a remarkable number of obstacles in 2011 that included political unrest in the Middle East, an earthquake and nuclear scare in Japan, political gridlock, and renewed European sovereign debt worries, the market held up quite well. Even though U.S. stocks went on a volatile roller coaster ride, the market, as measured by the S&P 500, finished up only 2.11% for the year, including reinvested dividends. Thankfully, USFSX shareholders fared better.

Overall, we were very pleased with our 2011 performance. The USFS Tatical Asset Allocation Fund (Fund) returned 3.39% in 2011, including reinvested dividends. As a refresher, the Fund was often defensively positioned, and we allocated a large percentage of our equity investments to high-yielding stocks and other high quality securities. Our cautious outlook caused us to shun low quality stocks and other securities that rely on robust economic growth to produce returns. In hindsight, this strategy proved to be beneficial for our clients. As a group, high-yielding securities dramatically outperformed those companies that did not pay dividends. The high-yielding securities in our portfolios performed exceptionally well and allowed us to produce positive returns for our clients, despite the challenging market environment. Our client portfolios benefited significantly from our decision to overweight the consumer staples and utilities sectors. Our performance was also enhanced by our relatively low exposure to the financials sector. The fourth quarter of the year was particularly enjoyable, as a strong market rally in October helped propel our portfolios higher.

Even though the S&P 500 finished the year virtually flat, it was a tough year for most investment professionals. Morningstar reported that only 17 percent of large-cap stock funds beat the S&P 500 in 2011. Most international markets also struggled in 2011. Only 3 of the 42 global markets tracked by Ned Davis Research managed to post a positive return of more than 1.00% . There simply was not an abundance of places investors could go to harvest positive stock returns this past year, which is why we are particularly proud of the positive return our Fund generated in 2011.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

The USFS Limited Duration Government Bond Fund (Fund) realized a total return of 0.18% in the fourth quarter of 2011, and 0.77% for the year 2011. The very low level of short-term interest rates, anchored by the Federal Reserve's near 0% short-term interest rate policy, continues to make it very difficult to generate positive total returns with investments in short-duration, high-quality, fixed-income securities.

Unlike most other funds within its peer group, the Fund at all times limits its holdings to securities that have a risk-based weighting of 20% or less under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council. Because the Fund will only hold AAA-rated U.S. Government and Agency fixed-income securities, the Fund's performance was somewhat mitigated relative to its peer group which in most instances holds some lower-rated and higher-yielding securities and foreign sovereign debt. This limitation, however, makes the Fund eligible for investment by most federal savings associations, federal credit unions, and national banks. Additionally, the yield curve continued to flatten significantly during the third quarter, resulting in a material outperformance of intermediate and long-term fixed-income securities relative to short-term debt obligations.

Short-term yields remained near record low levels in the fourth quarter. Therefore, strategies to reduce price and interest-rate risk continued to be undertaken by the Fund's managers throughout the year, and especially during the fourth quarter. With the recent widening of credit spreads, or risk premiums, between U.S. Treasury and non-Treasury securities, the Fund continued to minimize its holding of Treasuries relative to the overweight allocation to Treasuries that it had maintained over the past two years. Further, the Fund continues to favor callable, step-up coupon and cushion government agency securities which provide more price protection in rising interest rate environments, while providing higher current income streams. The Fund continues to maintain a significant allocation to variable rate asset-backed U.S. government guaranteed securities. In the second quarter of 2011, the Fund initiated the use of Small Business Administration Loan Pool repurchase agreements in order to enhance the return on its cash equivalents.

The Fund distributed dividends totaling $0.022 and $0.062 per share to shareholders during the fourth quarter and twelve months of 2011 respectively. After the distribution of dividends and capital gains, the Fund's Net Asset Value (NAV) was $12.05 on December 31, 2011. Assets under management within the Fund decreased from $64.19 million to $56.44 million during the fourth quarter, while the duration of the Fund decreased to approximately 1.5 years. The Fund's continuing strategy of shortening duration should benefit both the relative and absolute performances of the Fund in 2012 and beyond. The Fund managers believe that market-driven interest rate levels will soon begin to rise, and that the Fund is well positioned for that eventuality. The immediate challenge to the Fund remains the ability to earn a positive return at a time when short-term yields are lower than the administrative expenses of managing the Fund.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

2012 OUTLOOK

EQUITY MARKET
As we move into 2012, corporate earnings are still rising, inflation remains tame, leading economic indicators continue to improve, and the risk of a near term collapse in Europe has abated. The odds that the U.S. is in a recession or on the verge of one are far less than investors feared back in October. As is typical when a new cyclical bull market begins, sentiment has turned higher after registering excessive levels of investor pessimism at the end of September. Stocks have tended to perform best when pessimism is receding but not yet replaced by excessive optimism. Given that backdrop, we expect stocks to move modestly higher until the debt crisis in Europe once again gains control of investors' emotions.

We are on the lookout for additional deterioration in Europe's economy and widening credit default spreads in Italy, Ireland, Spain, and Portugal. As we head into 2012, the sovereign debt crisis in Europe remains the primary driver of financial markets around the globe. We are still of the opinion that the sovereign debt crisis is far from resolved and is likely to spread beyond Europe.

We are also closely monitoring the health of emerging markets, China in particular. Each day we track the performance of the MSCI Emerging Market Index to see if it will regain the leadership role it held during the early stages of the bull market run that began in March of 2009. China's robust growth story is now slowing, and its relative weakness compared to most global markets during 2011 was troubling. If the Chinese market fails to participate in a global stock market advance, we will increasingly be on alert, as a substantial U.S. market correction could then be imminent.

Nothing has occurred to change our view that the U.S. stock market is currently in a secular bear market. As a result, it is likely we will continue to overweight the defensive sectors that have served our clients so well in 2011. We continue to allocate a large percentage of our investments to high quality, high-yielding securities. We believe that high quality, high-yielding securities will outperform the overall market during a decline, while still maintaining the ability to capture the majority of any market upswing. We expect our cautious posture will continue to benefit clients in 2012 given the sustained headwinds of below average GDP growth, high unemployment, and an uncertain business environment.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------


FIXED INCOME MARKET
Bonds were the best performing asset class in 2011. In our view, that distinction is likely to be reversed in 2012. Bond investors, especially those utilizing mutual funds, are likely to find it difficult to realize positive total returns this year. Within the bond space, higher quality in general and longer-term U.S. Treasuries in particular, posted the highest total returns last year. The total return on the 30-year U.S. Treasury Bond was a spectacular 35.5%, their third best yearly performance on record. At the beginning of last year, the consensus view, and our view as well, was that bond market yields would work their way higher as the economic and financial environments improved. However, we, along with most others, underestimated the impact of the global obsession with the Eurozone's credit crisis and the inability of European policymakers to get ahead of and to control the problem.

The Fund managers believe that if market-driven yields for this cycle did not bottom in the second half of 2011, that they will do so in the first half of 2012, and that the primary trend is to higher yield levels over the next few years. Given the overall historically low level of interest rates, it is the opinion of the Fund managers that investors are not currently being adequately compensated for the risk of extending duration or stepping down in quality. A rebound in economic growth, improvement in the labor markets, and a diminution of the debt problems in Europe should bring forward market expectations for the beginning of the next Fed monetary policy tightening cycle, thereby upwardly pressuring short-term interest rate levels.

Momentum and fear could well drive bond yields somewhat lower in the very near term. In our opinion, the yield on the benchmark ten-year Treasury note, currently at 1.90%, could fall to about 1.50% if sentiment toward Europe worsens further. However, European leaders are likely to reach a definitive resolution to the Eurozone's debt crisis this year. Then, bond investors are likely to become less concerned about safety of principal and more focused upon interest-rate risk and total return. Additionally, positive U.S. economic data, which often spurs Treasury selling and higher bond yields, has been brushed aside the past several months due to Europe's credit problems. The longer that positive domestic and global economic reports are ignored, the bigger will be the game of catch-up that bond investors will ultimately have to play. If the interest rate lows for this cycle are not already behind us, we are of the opinion that they are likely to occur within the next few months. What little potential exists for still lower rate levels is not worth the risk inherent in attempting to capture it. We therefore advise caution, and maintaining below benchmark duration in bond portfolios.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUNDS AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                        ---------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURN
                                                        FOR PERIOD ENDED DECEMBER 31, 2011(1)
                                        ---------------------------------------------------------------------------
                                        ONE YEAR          THREE YEAR          FIVE YEAR        ANNUALIZED INCEPTION
                                        RETURN            RETURN              RETURN           TO DATE(2)
                                        ---------------------------------------------------------------------------
USFS Funds Limited Duration             0.77%             1.63%               3.05%            2.94%
Government Fund                         ---------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year US          1.55%             1.56%               3.69%            3.30%
Treasury Index                          ---------------------------------------------------------------------------

Initial Investment Date                      7/6/04  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10  12/31/11
                                             ------  --------  --------  --------  --------  --------  --------  --------  --------
USFS Limited Duration US
 Government Fund                             10000    10044     10245     10692     11357     11836     12096     12329     12423
BofA Merrill Lynch 1-3 Year US
 Treasury Index                              10000    10066     10234     10640     11418     12173     12268     12556     12752


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. FEE WAIVERS WERE IN EFFECT, IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2)      THE USFS FUNDS LIMITED DURATION FUND COMMENCED OPERATIONS ON JULY 6,
         2004.

(3) THE BOFA MERRILL LYNCH 1-3 YEAR US TREASURY INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE DIRECT SOVEREIGN DEBT OF THE U.S. GOVERNMENT HAVING A MATURITY OF AT LEAST ONE YEAR AND LESS THAN THREE YEARS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                   -----------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                    FOR PERIOD ENDED DECEMBER 31, 2011(1)
                                   -----------------------------------------
                                   ONE YEAR          ANNUALIZED INCEPTION
                                   RETURN                TO DATE(2)
                                   -----------------------------------------
USFS Funds Tactical Asset          3.39%                   9.35%
Allocation Fund                    -----------------------------------------
S&P 500 Index                      2.11%                   9.03%
                                   -----------------------------------------


Initial Investment Date            11/30/09  12/31/09  12/31/10  12/31/11
                                   --------  --------  --------  --------
USFS Tactical Asset
 Allocation Fund                   $10,000   $10,215   $11,652   $12,048
S&P 500 Index                      $10,000   $10,193   $11,729   $11,976


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) THE USFS FUNDS TACTICAL ASSET ALLOCATION FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2009.

(3) THE S&P 500 INDEX CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES NUMBER OF SHARES OUTSTANDING), WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INDEX IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+

[BAR GRAPH OMITTED]

38.7% U.S. Government Agency Obligations
26.6% Small Business Administration (SBA)
25.4% U.S. Government Agency Mortgage-Backed Obligations
9.3%  Short-Term Investment

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.6%

DESCRIPTION                                        FACE AMOUNT           VALUE
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (FFCB)
  2.750%, 05/16/17                             $   1,000,000         $ 1,007,410
  2.300%, 02/24/15                                 2,000,000           2,004,870
FEDERAL HOME LOAN BANK (FHLB)
  3.400%, 02/15/18                                   500,000             501,316
  3.000%, 08/26/15 (A)                               500,000             501,185
  2.000%, 10/27/13 (A)                             1,000,000           1,000,812
  1.250%, 04/25/12 (A)                               500,000             501,782
  1.000%, 05/16/12 (A)                             1,000,000           1,003,620
  1.000%, 12/06/12 (A)                               500,000             499,751
  1.000%, 03/16/14 (A)                             1,000,000           1,000,689
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
  2.000%, 11/23/14 (A)                               600,000             601,916
  0.750%, 06/07/13                                   500,000             500,287
  0.625%, 01/21/12 (A)                             2,000,000           2,000,056
Federal National Mortgage Association (FNMA)
  3.000%, 10/20/17                                 1,950,000           1,963,582
  2.750%, 03/21/16                                 2,000,000           2,010,030
  2.100%, 07/18/16                                   700,000             700,531
  2.000%, 08/25/12 (A)                               500,000             501,334
  1.750%, 11/09/16                                 1,000,000           1,002,825
  1.250%, 08/06/12 (A)                             1,000,000           1,002,825
  1.000%, 11/21/12 (A)                             2,000,000           1,998,218
  1.000%, 04/24/15                                   750,000             753,038
  0.850%, 05/18/12 (A)                               735,000             735,596
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                              ----------
 (Cost $21,811,955)                                                   21,791,673
                                                                      ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

SMALL BUSINESS ADMINISTRATION (SBA) -- 26.5%
DESCRIPTION                                      FACE AMOUNT             VALUE
--------------------------------------------------------------------------------

SBA
  7.125%, 06/25/24                            $   51,376            $     58,014
  7.100%, 02/01/17                                10,542                  11,631
  5.250%, 06/25/14 (B)                             1,787                   1,842
  4.265%, 05/25/14 (B)                            79,488                  79,791
  3.875%, 02/25/25 (B)                            30,652                  33,175
  3.625%, 10/25/24 (B)                            13,937                  15,005
  3.625%, 10/25/25 (B)                            25,200                  26,947
  3.375%, 09/25/25 (B)                            25,419                  26,502
  3.125%, 07/25/21 (B)                             3,864                   3,986
  3.125%, 06/25/25 (B)                            12,685                  13,445
  2.575%, 11/25/14 (B)                           268,778                 272,854
  2.000%, 06/25/31 (B)                         1,061,539               1,111,556
  1.750%, 03/25/31 (B)                         1,030,142               1,072,983
  1.625%, 04/25/16 (B)                             8,257                   8,222
  1.625%, 10/25/18 (B)                            71,913                  72,076
  1.400%, 09/25/32 (B)                           802,658                 825,590
  1.375%, 07/25/17 (B)                            26,190                  26,489
  1.375%, 09/25/17 (B)                             3,979                   4,025
  1.250%, 10/25/13 (B)                           336,241                 336,434
  1.250%, 01/25/14 (B)                             1,086                   1,087
  1.250%, 03/25/17 (B)                             7,844                   7,916
  1.250%, 11/25/17 (B)                           157,468                 159,036
  1.250%, 12/25/17 (B)                           165,268                 166,932
  1.250%, 02/25/18 (B)                           457,098                 462,737
  1.250%, 04/25/18 (B)                           100,277                 101,328
  1.250%, 05/25/18 (B)                           104,783                 105,892
  1.250%, 06/25/19 (B)                            61,455                  62,117
  1.250%, 07/25/25 (B)                           879,227                 885,967
  1.125%, 03/25/13 (B)                            16,137                  16,127
  1.000%, 08/25/18 (B)                           259,621                 261,155
  1.000%, 09/25/21 (B)                           349,609                 352,598
  1.000%, 11/25/24 (B)                           311,816                 315,070
  1.000%, 10/25/31 (B)                         1,380,136               1,403,857
  1.000%, 11/25/33 (B)                           370,483                 377,241
  1.000%, 07/25/34 (B)                           440,796                 448,922
  0.875%, 10/25/21 (B)                           139,849                 140,860
  0.875%, 01/25/25 (B)                           176,759                 178,066
  0.800%, 05/25/18 (B)                           964,868                 967,590
  0.750%, 11/25/20 (B)                           454,858                 456,329
  0.740%, 03/25/25 (B)                           376,115                 377,508
  0.720%, 04/25/28 (B)                           604,511                 606,782
  0.700%, 02/25/30 (B)                           386,546                 387,804
  0.625%, 01/25/27 (B)                           684,880                 685,329
  0.625%, 03/25/30 (B)                           337,364                 337,588
  0.600%, 09/25/30 (B)                           612,577                 612,416


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------


SMALL BUSINESS ADMINISTRATION (SBA) -- (CONTINUED)
DESCRIPTION                                      FACE AMOUNT           VALUE
--------------------------------------------------------------------------------
  0.570%, 09/25/31 (B)                        $   551,977         $  551,147
  0.570%, 11/25/31 (B)                            523,934            523,130
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)                         ----------
  (Cost $14,779,515)                                              14,953,098
                                                                  ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 25.3%

FEDERAL HOME LOAN BANK (FHLB)
  4.770%, 09/20/12                                860,302            880,717
  4.720%, 09/20/12                                942,157            965,198
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
  5.250%, 05/15/17                                460,191            478,431
  4.000%, 04/01/14                                 45,816             46,692
  4.000%, 05/01/14                                442,058            457,362
  4.000%, 10/15/16                                 63,000             63,230
  3.500%, 11/01/25                              1,334,194          1,391,866
  1.500%, 09/15/22                              1,987,984          2,008,149
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
  5.500%, 12/25/14                                645,904            666,800
  4.500%, 05/01/14                                226,435            241,468
  4.500%, 09/25/20                                 96,906             97,942
  2.500%, 07/25/24                              1,131,314          1,149,941
  0.713%, 03/25/27 (B)                            971,506            961,771
Government National Mortgage Association (GNMA)
  4.500%, 08/20/19                                217,405            236,422
  4.000%, 12/15/18                                177,509            192,228
  2.500%, 12/16/25                              1,832,145          1,899,768
  2.125%, 11/20/23 (B)                            388,973            400,982
  2.125%, 11/20/27 (B)                            282,364            291,081
  2.125%, 11/20/29 (B)                            298,244            307,451
National Credit Union Administration (NCUA)
  1.840%, 10/07/20                                599,245            602,991
  1.600%, 10/29/20                                908,408            919,943
TOTAL U.S. GOVERNMENT AGENCY                                      ----------
MORTGAGE-BACKED OBLIGATIONS
 (Cost $14,081,958)                                               14,260,433
                                                                  ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 9.3%
DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------
SEI Daily Income Trust Government Fund,
  Cl A, 0.020% (C)
  (Cost $5,235,449)                                    5,235,449   $ 5,235,449
TOTAL INVESTMENTS-- 99.7%                                          -----------
  (Cost $55,908,877)                                               $56,240,653
                                                                   ===========

Percentages are based on Net Assets of $56,439,831.

(A) Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2011. The coupon on a step bond changes on a specified date.
(B) Variable rate security - Rate disclosed is the rate in effect on December 31, 2011.
(C) The rate reported is the 7-day effective yield as of December 31, 2011.
CL -- CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

[BAR GRAPH OMITTED]

38.0% Exchange Traded Funds
15.4% Utilities
10.2% Consumer Discretionary
9.8%  Consumer Staples
7.9%  Information Technology
7.2%  Industrials
4.1%  Financials
3.7%  Telecommunication Services
2.0%  Short-Term Investment
1.7%  Energy

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 60.3%

DESCRIPTION                                    SHARES                    VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.3%
HARTE-HANKS                                    49,900                $   453,591
HOME DEPOT                                     15,000                    630,600
LEGGETT & PLATT                                21,400                    493,056
STAPLES                                        32,300                    448,647
                                                                       ---------
                                                                       2,025,894
                                                                       ---------
CONSUMER STAPLES -- 9.8%
ALTRIA GROUP                                   9,560                     283,454
COCA-COLA                                      8,700                     608,739
KIMBERLY-CLARK                                 7,600                     559,056
REYNOLDS AMERICAN                             11,550                     478,401
                                                                       ---------
                                                                       1,929,650
                                                                       ---------
ENERGY -- 1.7%
ENERGY TRANSFER PARTNERS                       7,280                     333,788
FINANCIALS -- 4.1%
HCP                                            9,980                     413,471
HEALTH CARE REIT                               7,215                     393,434
                                                                       ---------
                                                                         806,905
                                                                       ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
DESCRIPTION                                    SHARES                     VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 7.2%
3M                                             5,900                 $   482,207
EMERSON ELECTRIC                               9,700                     451,923
GENERAL DYNAMICS                               7,400                     491,434
                                                                      ----------
                                                                       1,425,564
                                                                      ----------
INFORMATION TECHNOLOGY -- 7.9%
AUTOMATIC DATA PROCESSING                     11,000                     594,110
MICROSOFT                                     18,500                     480,260
MOLEX                                         24,800                     490,544
                                                                      ----------
                                                                       1,564,914
                                                                      ----------
TELECOMMUNICATION SERVICES -- 3.7%
CENTURYLINK                                    4,600                     171,120
FRONTIER COMMUNICATIONS                       41,920                     215,888
WINDSTREAM                                    29,300                     343,982
                                                                      ----------
                                                                         730,990
                                                                      ----------
UTILITIES -- 15.5%
DUKE ENERGY                                   19,790                     435,380
PINNACLE WEST CAPITAL                          8,650                     416,757
PORTLAND GENERAL ELECTRIC                     17,470                     441,816
PROGRESS ENERGY                                8,010                     448,720
SOUTHERN                                       9,420                     436,052
UIL HOLDINGS                                  12,850                     454,504
WESTAR ENERGY                                 14,620                     420,764
                                                                      ----------
                                                                       3,053,993
                                                                      ----------

TOTAL COMMON STOCK                                                    ----------
(Cost $10,368,133)                                                    11,871,698
                                                                      ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 38.2%
DESCRIPTION                                         SHARES               VALUE
--------------------------------------------------------------------------------

POWERSHARES DB US DOLLAR                            25,900            $  581,973
SPDR S&P DIVIDEND                                   12,000               646,440
SPDR S&P EMERGING MARKETS DIVIDEND                  23,730             1,114,123
SPDR TRUST SERIES 1                                 16,100             2,020,550
TECHNOLOGY SELECT SECTOR SPDR                        4,795               122,033
THE ENERGY SELECT SECTOR SPDR                       11,515               796,032
ULTRA PRO S&P 500 PROSHARES                         18,165             1,092,625
ULTRA RUSSELL2000 PROSHARES                         10,000               348,600
ULTRA SHORT LEHMAN 20+ YEAR PROSHARES               44,300               799,615
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS

(Cost $7,397,369)                                                      7,521,991
SHORT-TERM INVESTMENT -- 2.0%                                       ------------
SEI Daily Income Trust Government Fund,
Cl A, 0.020% (A)
(Cost $384,483)                                    384,483               384,483
                                                                    ------------
TOTAL INVESTMENTS-- 100.4%
(Cost $18,149,985)                                                  $ 19,778,172
                                                                    ============

Percentages are based on Net Assets of $19,701,761.
(A) The rate reported is the 7-day effective yield as of December 31, 2011. CL -- CLASS
REIT -- REAL ESTATE INVESTMENT TRUST
S&P -- STANDARD & POOR'S
SPDR-- STANDARD & POOR'S DEPOSITARY RECEIPT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                    USFS FUNDS               USFS FUNDS
                                                  LIMITED DURATION          TACTICAL ASSET
                                                  GOVERNMENT FUND           ALLOCATION FUND
                                                  ----------------          ---------------
ASSETS:
Investments at Value (Cost $55,908,877 and
$18,149,985, respectively)                        $   56,240,653            $ 19,778,172
Receivable for Investment Securities Sold              4,202,677                 648,971
Receivable due from Investment Adviser                    13,358                      --
Receivable for Dividends and Interest                    166,942                  72,748
Prepaid Expenses                                           5,082                   2,442
                                                  --------------            ------------

TOTAL ASSETS                                      $   60,628,712            $ 20,502,333
                                                  --------------            ------------

LIABILITIES:
Payable due to Investment Adviser                         19,846                  13,030
Payable due to Administrator                              12,466                   4,474
Payable due to Trustees                                      253                      91
Chief Compliance Officer Fees Payable                      2,226                     800
Payable for Investment Securities Purchased            4,094,750                 758,995
Other Payables                                               874                      --
Other Accrued Expenses                                    58,466                  23,182
                                                  --------------            ------------
TOTAL LIABILITIES                                      4,188,881                 800,572
                                                  --------------            ------------
NET ASSETS                                        $   56,439,831            $ 19,701,761
                                                  ==============            ============
NET ASSETS CONSIST OF:
Paid-in Capital                                   $   56,204,573            $ 18,572,514
Undistributed Net Investment Income                          116                      --
Accumulated Net Realized Loss on Investments and
Written Options                                          (96,634)               (498,940)
Net Unrealized Appreciation on Investments               331,776               1,628,187
                                                  --------------            -------------
NET ASSETS                                        $   56,439,831            $ 19,701,761
                                                  ==============            =============
INSTITUTIONAL SHARES:
Outstanding Shares of Beneficial Interest
(Unlimited authorization -- no par value)              4,681,920               1,870,591
Net Asset Value, Offering and Redemption          ==============            =============
Price Per Share                                   $        12.05            $      10.53
                                                  ==============            =============


Amounts designated as "--" are $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               FOR THE
                                                               YEAR ENDED
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                       USFS FUNDS              USFS FUNDS
                                                   LIMITED DURATION          TACTICAL ASSET
                                                   GOVERNMENT FUND          ALLOCATION FUND
                                                   ----------------         ---------------
INVESTMENT INCOME
  Interest Income                                  $   706,506               $       --
  Dividend Income                                        4,101                  646,448
                                                   -----------               ----------
         TOTAL INVESTMENT INCOME                       710,607                  646,448
                                                   -----------               ----------
EXPENSES:
  Investment Advisory Fees                             245,809                  175,667
  Administration Fees                                  130,637                   51,015
  Trustees' Fees                                        11,915                    4,707
  Chief Compliance Officer Fees                          7,983                    3,062
  Transfer Agent Fees                                   49,675                   36,233
  Legal Fees                                            36,720                   15,454
  Audit Fees                                            31,274                   11,450
  Printing Fees                                         15,510                    6,653
  Custodian Fees                                         8,333                    5,000
  Registration and Filing Fees                           5,015                    2,642
  Insurance and Other Fees                              29,687                    7,159
                                                   -----------                ---------
         TOTAL EXPENSES                                572,558                  319,042
                                                   -----------                ---------

Less:
Waiver of Investment Advisory Fees                    (122,908)                      --
Fees Paid Indirectly(1)                                     (5)                      (5)
                                                   -----------                ----------
NET EXPENSES                                           449,645                  319,037
                                                   -----------                ----------
  NET INVESTMENT INCOME                                260,962                  327,411
                                                   -----------                ----------
NET REALIZED GAIN ON INVESTMENTS                       69,071                  750,764
NET REALIZED GAIN ON WRITTEN OPTIONS                        --                  309,191
NET CHANGE ON UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                        152,853                 (825,925)
                                                   -----------                ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        221,924                  234,030
                                                   -----------                ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $   482,886               $  561,441
                                                   ===========               ===========


(1) See Note 5 in Notes to Financial Statements.
Amounts designated as "--" are $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,       DECEMBER 31,
                                                                 2011               2010
                                                            ------------       -----------
OPERATIONS:
  Net Investment Income                                      $   260,962       $    610,728
  Net Realized Gain on Investments and Written Options            69,071            505,785
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments and Written Options                           152,853           (156,719)
                                                            ------------       -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                              482,886            959,794
                                                            ------------       -----------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income                                         (306,177)          (628,515)
  Net Realized Gain                                                   --           (642,141)
                                                            ------------       -----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS                             (306,177)        (1,270,656)
                                                            ------------       -----------
CAPITAL SHARE TRANSACTIONS:
  Issued                                                      20,864,873         38,827,235
  Reinvestment of Distributions                                   65,476            265,155
  Redeemed                                                   (20,062,364)       (28,601,431)
                                                            ------------       -----------
  NET INCREASE IN NET ASSETS DERIVED
     FROM CAPITAL SHARE TRANSACTIONS                             867,985         10,490,959
                                                            ------------       -----------
  TOTAL INCREASE IN NET ASSETS                                 1,044,694         10,180,097
                                                            ------------       -----------

NET ASSETS:
  Beginning of Year                                           55,395,137        45,215,040
                                                            ------------       -----------
  End of Year                                               $ 56,439,831       $55,395,137
                                                            ============       ===========
  Undistributed Net Investment Income                       $        116       $        --
                                                            ============       ===========
SHARES TRANSACTIONS:
  Issued                                                       1,732,804         3,187,046
  Reinvestment of Distributions                                    5,437            21,936
  Redeemed                                                    (1,664,829)       (2,346,557)
                                                            ------------       -----------
TOTAL INCREASE IN SHARES OUTSTANDING
FROM CAPITAL SHARE TRANSACTIONS                                   73,412           862,425
                                                            ============       ===========

Amounts designated as "--" are $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,
                                                             2011               2010
                                                         ------------       -----------
OPERATIONS:
  Net Investment Income                                 $    327,411        $   161,899
  Net Realized Gain on Investments and Written Options     1,059,955            836,102
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments and Written Options                      (825,925)         2,141,081
                                                        ------------        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                            561,441          3,139,082
                                                        ------------        -----------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income                                     (296,965)          (160,785)
  Net Realized Gain                                       (1,831,727)          (640,899)
                                                        ------------        -----------
TOTAL DIVIDENDS AND DISTRIBUTIONS                         (2,128,692)          (801,684)
                                                        ------------        -----------
CAPITAL SHARE TRANSACTIONS:
  Issued                                                   3,576,069          2,974,565
  Reinvestment of Distributions                              193,975             46,075
  Redeemed                                                (7,003,844)        (4,010,991)
                                                        ------------        -----------
NET DECREASE IN NET ASSETS DERIVED
  FROM CAPITAL SHARE TRANSACTIONS                         (3,233,800)          (990,351)
                                                        ------------        -----------
TOTAL INCREASE (DECREASE)IN NET ASSETS                    (4,801,051)         1,347,047
                                                        ------------        -----------
NET ASSETS:
  Beginning of Year                                       24,502,812         23,155,765
  End of Year                                           $ 19,701,761        $24,502,812
                                                        ============        ===========

  Undistributed Net Investment Income                   $         --        $     9,521
                                                        ============        ===========
SHARES TRANSACTIONS:
  Issued                                                     316,785            284,497
  Reinvestment of Distributions                               18,361              4,193
  Redeemed                                                  (642,772)          (382,083)
                                                        ------------        -----------
  TOTAL DECREASE IN SHARES OUTSTANDING
    FROM CAPITAL SHARE TRANSACTIONS                         (307,626)           (93,393)
                                                        ============        ===========

Amounts designated as "--" are $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                              2011           2010        2009(3)          2008       2007
                                           --------       --------      ---------      --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                      $  12.02       $  12.07      $   12.16      $  12.12    $  11.92
                                           --------       --------      ---------      --------    --------
Income from Investment Operations:
Net Investment Income(1)                       0.05           0.14           0.28          0.42        0.53
Net Realized and Unrealized Gain (Loss)        0.04           0.09          (0.02)         0.08        0.19
                                           --------       --------      ---------      --------    --------
Total from Operations                          0.09           0.23           0.26          0.50        0.72
                                           --------       --------      ---------      --------    --------
Dividends and Distributions:                     --             --             --            --          --
Net Investment Income                         (0.06)         (0.14)         (0.27)         (0.42)     (0.52)
Net Realized Gains                               --          (0.14)         (0.08)         (0.04)        --
                                           --------       --------      ---------      --------    --------
Total Dividends and Distributions             (0.06)         (0.28)         (0.35)         (0.46)     (0.52)
NET ASSET VALUE,
  END OF PERIOD                            $  12.05       $  12.02      $   12.07      $  12.16    $  12.12
                                           ========       ========      =========      ========    ========
TOTAL RETURN+                                 0.77%(2)       1.92%(2)       2.20%(2)      4.22%       6.22%
                                           ========       ========      =========      ========    ========
Net Assets, End of Period (Thousands)      $ 56,440       $ 55,395      $  45,215       $ 55,110   $ 63,172
Ratio of Expenses to Average Net Assets       0.75%          0.75%          0.73%          0.65%      0.53%
Ratio of Expenses to Average Net Assets
  (Excluding waivers & fees
  paid indirectly)                            0.96%          0.99%          0.73%          0.65%      0.53%
Ratio of Net Investment Income to
  Average Net Assets                          0.44%          1.14%          2.30%          3.46%      4.40%
Portfolio Turnover Rate                        827%           647%           165%            54%       104%

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3) On November 30, 2009, shareholders of the Accessor Limited Duration U. S. Government Fund (the "Predecessor Fund") approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to The Advisors' Inner Circle Fund USFS Funds Limited Duration Government Fund at the close of business on December 11, 2009.
Amounts designated as "--" are either $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                      FOR THE YEAR OR PERIOD ENDED DECEMBER 31
                                      ---------------------------------------
                                               2011        2010       2009(2)
                                            --------     -------     -------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $  11.25     $ 10.19     $ 10.00
                                            --------     -------     -------
Income from Investment Operations:
Net Investment Income(1)                        0.16        0.07        0.03
Net Realized and Unrealized Gain                0.20        1.35        0.19
                                            --------     -------     -------
Total from Operations                           0.36        1.42        0.22
                                            --------     -------     -------
Dividends and Distributions:
Net Investment Income                          (0.15)      (0.07)      (0.03)
Net Realized Gains                             (0.93)      (0.29)        --
                                            --------     -------     -------
Total Dividends and Distributions              (1.08)      (0.36)      (0.03)
                                            --------     -------     -------
NET ASSET VALUE,
  END OF PERIOD                             $  10.53     $ 11.25     $ 10.19
                                            ========     =======     =======
TOTAL RETURN+                                  3.39%      14.07%       2.15%
                                            ========     =======     =======
Net Assets, End of Period (Thousands)       $ 19,702     $24,503     $23,156
Ratio of Expenses to Average Net Assets        1.36%       1.39%       2.45%
Ratio of Expenses to Average Net Assets
  (Excluding fees paid indirectly)             1.36%       1.39%       2.45%*
Ratio of Net Investment Income to
  Average Net Assets                           1.40%       0.69%       3.13%*
Portfolio Turnover Rate                         119%        175%         25%**

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share amounts are based upon average shares outstanding.
(2)  Fund commenced operations on November 30, 2009.
*    Annualized
**   Not annualized
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty funds. The financial statements herein are those of the USFS Funds Limited Duration Government Fund, a diversified fund and the USFS Funds Tactical Asset Allocation Fund, a non-diversified fund (the "Funds"). The financial statements of the remaining funds are presented separately. The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital. The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Funds may change their investment objective without shareholder approval upon 60 days' notice to shareholders. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Funds are registered to offer Institutional Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

     the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2011, there were no securities valued in accordance with Fair Value Procedures.

     In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

     Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

     Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The summary of the inputs used as of December 31, 2011 in valuing the USFS Funds Limited Duration Government Fund's investments carried at fair value is as follows:

The following is a summary of the inputs used as of December 31, 2011 when valuing the Fund's investments:

INVESTMENTS IN SECURITIES             LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
                                    ----------     -----------    ----------      -----------
U.S. Government Agency              $       --     $21,791,673    $       --      $21,791,673
  Obligations
Small Business Administration               --     14,953,098             --       14,953,098
  (SBA)
U.S. Government Agency
  Mortgage-Backed                           --     14,260,433             --       14,260,433
  Obligations
 Short-Term Investment               5,235,449             --             --        5,235,449
                                    ----------     -----------    ----------      -----------
Total Investments in Securities     $5,235,449    $51,005,204     $       --      $56,240,653
                                    ==========    ===========     ==========      ===========

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

As of December 31, 2011, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level 1. For details of investment classifications, reference the Schedules of Investments.

During the year ended December 31, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities and there have been no significant transfers between Level 2 and Level 3 assets and liabilities. For the year ended December 31, 2011, there were no Level 3 securities. For the year ended December 31, 2011, there have been no significant changes to the Funds' fair valuation methodologies.

FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

EXPENSES -- Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The USFS Funds Limited Duration Government Fund distributes and paid its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The USFS Funds Tactical Asset Allocation Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

3.   DERIVATIVE CONTRACTS:

In accordance with the authoritative guidance under GAAP, the Funds disclose:
a) how and why they use derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

The USFS Funds Tactical Asset Allocation Fund invests in financial options contracts that seek to protect a position within its portfolio through hedging techniques. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

the market price of the security decreases and the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Transactions in option contracts written for the Tactical Asset Allocation Fund for the fiscal year ended December 31, 2011, were as follows:

                                       NUMBER OF
                                       CONTRACTS        PREMIUMS
                                       ---------       ----------
Outstanding at January 1, 2011            (505)        $  (52,409)
Options written                         (4,745)          (641,762)
Options closed                           2,528            416,617
Options expired                          2,214            213,528
Options exercised                          508             64,026
                                        ------         ----------
Outstanding at December 31, 2011            --         $       --
                                        ======         ==========

4.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust, other then the Chief Compliance Officer ("CCO") as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services and fees have been approved by and reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

5.  ADMINISTRATION, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The USFS Funds (the "Funds") and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.12% of the Funds' first $1 billion of average daily net assets; 0.10% of the Funds' average daily net assets between $1 billion and $1.5 billion; and 0.08% of the Funds' average daily net assets over $1.5 billion, subject to a minimum annual fee for the Funds of $100,000 per Fund+ and $15,000 for each additional share class.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended December 31, 2011, the Funds earned a credit of $5 and $5 respectively, which were used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

+ THE ANNUAL MINIMUM FEE FOR YEAR ONE WAS $75,000 PER FUND; FOR YEAR TWO WAS $90,000 PER FUND; FOR YEAR THREE AND EACH YEAR THEREAFTER IS $100,000 PER FUND.

6.   INVESTMENT ADVISORY AGREEMENT:

The Funds and Pennant Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.41% and 0.75% of each Fund's average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively. The Adviser agreed to voluntarily waive its fee and other expenses to limit operating expenses to 0.75% of the USFS Funds Limited Duration Government Fund. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

7.   INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended December 31, 2011, were as follows:

                               PURCHASES                 SALES AND MATURITIES
                       ------------------------     ----------------------------
                       U.S. GOVERNMENT              U.S. GOVERNMENT
                         SECURITIES      OTHER         SECURITIES        OTHER
                       --------------   -------     ---------------   ----------
USFS Funds
Limited Duration
Government Fund        $ 355,731,678   $16,278,497    $354,373,811    $  9,863,345

USFS Funds
Tactical Asset
Allocation Fund        $          --   $26,615,326    $         --    $ 29,552,343

8.   FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to paydowns and distribution and partnership reclassifications, have been reclassified to (from) the following accounts:

                              UNDISTRIBUTED NET         ACCUMULATED NET         PAID IN
                          INVESTMENT INCOME (LOSS)    REALIZED GAIN (LOSS)      CAPITAL
                          -----------------------     --------------------     ---------
USFS Funds Limited
Duration Government
Fund                             $ 45,331                 $ (45,331)            $   --
USFS Funds Tactical Asset
Allocation Fund                   (39,967)                   40,306               (339)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the years ended December 31, 2011 and 2010 was as follows:


                  ORDINARY      LONG-TERM          RETURN OF
                   INCOME      CAPITAL GAIN         CAPITAL          TOTAL
                  --------     ------------        ---------      ----------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
2011            $ 306,177        $      --          $   --        $  306,177
2010              994,797          275,466             393         1,270,656

USFS FUNDS TACTICAL ASSET ALLOCATION FUND
2011           $1,469,985        $ 658,707          $   --        $2,128,692
2010              801,684               --              --           801,684

As of December 31, 2011, the components of distributable earnings on tax basis were as follows:

                                             USFS FUNDS          USFS FUNDS
                                          LIMITED DURATION      TACTICAL ASSET
                                           GOVERNMENT FUND      ALLOCATION FUND
                                          ----------------      ---------------
Undistributed Ordinary Income               $      116             $      --
Undistributed Long-Term Capital Gains               --               191,995
Capital Loss Carryforward                      (96,547)                   --
Post-October Capital Losses                         --              (371,405)
Unrealized Appreciation                        331,689             1,308,657
Other Temporary Differences                         --                    --
                                            ----------             ----------
Distributable Earnings                      $  235,258             $1,129,247
                                            ----------             ----------

Post-October Capital Losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

                                  SHORT-TERM
                                     LOSS        LONG-TERM LOSS      TOTAL
                                  ----------     --------------     -------
USFS Funds Limited Duration
Government Fund                    $88,659           $7,888         $96,547

For Federal income tax purposes, the cost of securities owned at December 31, 2011, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2011, were as follows:

                                             AGGREGATE       AGGREGATE
                                               GROSS           GROSS           NET
                            FEDERAL TAX      UNREALIZED      UNREALIZED     UNREALIZED
                               COST         APPRECIATION    DEPRECIATION   APPRECIATION
                            ------------    ------------    ------------   ------------
USFS Funds Limited
  Duration Government
  Fund                     $ 55,908,964      $ 371,704       $ (40,015)     $  331,689

USFS Funds Tactical
  Asset Allocation Fund      18,469,515      1,660,691        (352,034)      1,308,657

9.   CONCENTRATION OF RISK:

The market values of the USFS Funds Limited Duration Government Fund's investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

At times, the USFS Tactical Asset Allocation Fund may be highly non-diversified and focused in relatively few investments or sectors. The Adviser may determine to invest up to 50% of the Fund's assets in cash as part of a strategic allocation. The ability to establish a strategic allocation in cash is not intended in any way to limit the Fund's ability to take a temporary defensive position in excess of 50% cash; rather, it is included to allow the Fund investment flexibility.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10.  OTHER:

At December 31, 2011, for the USFS Funds Limited Duration Government Fund, 92% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. At December 31, 2011, for the USFS Funds Tactical Asset Allocation Fund, 85% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11.  ACCOUNTING PRONOUNCEMENT:

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------

reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationshipsbetweenthoseunobservableinputs.Inaddition,ASU2011-04will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

12.  SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2011
--------------------------------------------------------------------------------















                      [This Page Intentionally Left Blank]

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors' Inner Circle Fund and Shareholders of USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (two of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the USFS Limited Duration Government Fund, for each of the years ended on or before December 31, 2008 were audited by another independent registered public accounting firm whose report, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2012

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (CONCLUDED) (UNAUDITED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

-------------------------------------------------------------------------------------
                              BEGINNING          ENDING                      EXPENSES
                               ACCOUNT           ACCOUNT      ANNUALIZED       PAID
                                VALUE             VALUE        EXPENSE        DURING
                              07/01/11          12/31/11       RATIOS         PERIOD*
-------------------------------------------------------------------------------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
ACTUAL FUND RETURN          $ 1,000.00         $ 1,003.70       0.75%         $ 3.77
HYPOTHETICAL 5% RETURN        1,000.00           1,021.45       0.75%           3.80
-------------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET ALLOCATION FUND
ACTUAL FUND RETURN          $ 1,000.00         $   972.60       1.37%         $ 6.82
HYPOTHETICAL 5% RETURN        1,000.00           1,018.29       1.37%           6.97
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be

                             POSITION(S)
                              HELD WITH
                            THE TRUST AND                           PRINCIPAL
NAME, ADDRESS,             LENGTH OF TIME                          OCCUPATION(S)
    AGE(1)                    SERVED(2)                       DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS(3,4)
---------------------------------------------------------------------------------------------------------
ROBERT NESHER             Chairman of the      SEI employee 1974 to present; currently performs various
65 yrs. old               Board of Trustees    services on behalf of SEI Investments for which Mr. Nesher
                          (Since 1991)         is compensated. President and Director of SEI Opportunity
                                               Fund, L.P. and SEI Structured Credit Fund, LP. President
                                               and Chief Executive Officer of SEI Alpha Strategy
                                               Portfolios, LP, June 2007 to present.

---------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN          Trustee              Self-Employed Consultant since 2003. Partner at
1701 Market Street        (Since 1991)         Morgan, Lewis & Bockius LLP (law firm) from 1976 to
Philadelphia, PA 19103                         2003, counsel to the Trust, SEI Investments, SIMC, the
71 yrs. old                                    Administrator and the Distributor.

---------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS(4)
---------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM        Trustee              Self-Employed Business Consultant, Business Projects Inc.
77 yrs. old               (Since 2005)         since 1997.

---------------------------------------------------------------------------------------------------------
JOHN K. DARR              Trustee              Retired. CEO, Office of Finance, Federal Home Loan Bank,
67 yrs. old               (Since 2008)         from 1992 to 2007.

---------------------------------------------------------------------------------------------------------
JOSEPH T. GRAUSE, JR.     Trustee              Director of Endowments and Foundations, Morningstar
59 yrs. old               (Since 2011)         Investment Management, Morningstar, Inc., February 2010
                                               to May 2011; Director of International Consulting and
                                               Chief Executive Officer of Morningstar Associates Europe
                                               Limited, Morningstar, Inc., May 2007 to February 2010;
                                               Country Manager -- Morningstar UK Limited, Morningstar,
                                               Inc., June 2005 to May 2007.
---------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.
(3) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
(4)  Board Members oversee 40 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

"interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-299-USFS (8737). The following chart lists Trustees and Officers as of December 31, 2011.

                              OTHER DIRECTORSHIPS
                                    HELD BY
                                BOARD MEMBER(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments--Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.
Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 -- January 2007).

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.










--------------------------------------------------------------------------------
(5) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 act.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD
                      WITH THE TRUST                            PRINCIPAL
NAME, ADDRESS,         AND LENGTH OF                           OCCUPATION(S)
    AGE(1)            TIME SERVED(2)                     DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS (3,4) (CONTINUED)
---------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON     Trustee             Private investor and self-employed consultant (strategic
68 yrs. old             (Since 2005)        investments).
---------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN      Trustee             Vice President, Compliance, AARP Financial Inc. since 2008.
68 yrs. old             (Since 2005)        Self-Employed Legal and Financial Services Consultant since
                                            2003. Counsel (in-house) for State Street Bank from 1995 to
                                            2003.
---------------------------------------------------------------------------------------------------------
BRUCE R. SPECA          Trustee             Global Head of Asset Allocation, Manulife Asset Management
55 yrs. old             (Since 2011)        (subsidiary of Manulife Financial), June 2010 to May 2011;
                                            Executive Vice President -- Investment Management Services,
                                            John Hancock Financial Services (subsidiary of Manulife
                                            Financial), June 2003 to June 2010.
---------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee             Attorney, Solo Practitioner since 1994.
80 yrs. old             (Since 1994)
---------------------------------------------------------------------------------------------------------
GEORGE J.               Trustee             Self-employed Consultant, Newfound Consultants Inc. since
SULLIVAN, JR.           Lead Independent    April 1997.
69 yrs. old             Trustee
                        (Since 1999)

---------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------
MICHAEL BEATTIE         President           Director of Client Service at SEI from 2004 to 2011. Vice
46 yrs. old             (Since 2011)        President at SEI from 2009 to November 2011.
---------------------------------------------------------------------------------------------------------
MICHAEL LAWSON          Treasurer,          Director, SEI Investments, Fund Accounting since July
51 yrs. old             Controller and      2005. Manager, SEI Investments, Fund Accounting at SEI
                        Chief Financial     Investments AVP from April 1995 to February 1998 and
                        Officer             November 1998 to July 2005.
                        (Since 2005)
---------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.
(3) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
(4)  Board Members oversee 40 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------


                              OTHER DIRECTORSHIPS
                                    HELD BY
                            BOARD MEMBER/TRUSTEE(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International
Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust,
SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since
1997. Trustee, Citizens Funds (1998 -- 2006). Director, The FBR Rushmore Funds (2002 -- 2005). Trustee, Diversified Investors Portfolios (2006 -- 2008).
--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.



--------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.



--------------------------------------------------------------------------------
Trustee/Director of The Advisors' Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.
--------------------------------------------------------------------------------
Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund,
L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI's Canadian-registered mutual funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     None.
--------------------------------------------------------------------------------

                                     None.

--------------------------------------------------------------------------------

(5) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 act.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                     POSITION(S) HELD
                      WITH THE TRUST                             PRINCIPAL
NAME, ADDRESS,        AND LENGTH OF                            OCCUPATION(S)
    AGE(1)            TIME SERVED(2)                       DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
OFFICERS(CONTINUED)
--------------------------------------------------------------------------------------------------------
RUSSELL EMERY         Chief Compliance       Chief Compliance Officer of SEI Structured Credit Fund,
49 yrs. old           Officer                LP and SEI Alpha Strategy Portfolios, LP since June 2007.
                      (Since 2006)           Chief Compliance Officer of SEI Opportunity Fund, L.P.,
                                             SEI Institutional Managed Trust, SEI Asset Allocation Trust,
                                             SEI Institutional International Trust, SEI Institutional
                                             Investments Trust, SEI Daily Income Trust, SEI Liquid Asset
                                             Trust and SEI Tax Exempt Trust since March 2006. Director
                                             of Investment Product Management and Development,
                                             SEI Investments, since February 2003; Senior Investment
                                             Analyst -- Equity Team, SEI Investments, from March 2000
                                             to February 2003.
--------------------------------------------------------------------------------------------------------
DIANNE M. SULZBACH    Vice President         Counsel at SEI Investments since 2010. Associate at
34 yrs. old           and Secretary          Morrison & Foerster LLP from 2003 to 2006. Associate at
                      (Since 2011)           Stradley Ronon Stevens & Young LLP from 2002 to 2003.
--------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO      Vice President and     General Counsel and Secretary of SIMC and the
43 yrs. old           Assistant Secretary    Administrator since 2004. Vice President of SIMC and the
                      (Since 1999)           Administrator since 1999. Vice President and Assistant
                                             Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice
                                             President of the Distributor from 1999 to 2003.
--------------------------------------------------------------------------------------------------------
JAMES NDIAYE         Vice President          Vice President and Assistant Secretary of SIMC since 2005.
43 yrs. old          and Assistant           Vice President at Deutsche Asset Management from 2003
                     Secretary               to 2004. Associate at Morgan, Lewis & Bockius LLP from
                     (Since 2004)            2000 to 2003.
--------------------------------------------------------------------------------------------------------
KERI ROHN            Privacy Officer         Compliance Officer at SEI Investments since 2003.
31 yrs. old          (Since 2009)
                     AML Officer
                     (Since 2011)
--------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

                                     OTHER
                                 DIRECTORSHIPS
                                    HELD BY
                                    TRUSTEE
--------------------------------------------------------------------------------



                                     None.


--------------------------------------------------------------------------------

                                     None.

--------------------------------------------------------------------------------


                                     None.


--------------------------------------------------------------------------------

                                     None.

--------------------------------------------------------------------------------

                                     None.

--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on August 9-10, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its personnel, ownership structure, approach to risk management, best execution and business plan. The representatives then provided an overview of the Funds, including their respective performance and the Adviser's investment process and trading practices. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with information regarding each Fund's performance since the Advisory Agreement was initially approved, as well as information regarding each Fund's performance since its inception. The Board also compared each Fund's performance to its respective benchmark index and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Board noted that each Fund's performance was comparable to that of its respective benchmark index. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund's total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm's length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser's commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with respect to the USFS Funds Limited Duration Government Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2011 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2011, the portfolio is designating the following items with regard to distributions paid during the year.

                                                 DIVIDENDS
                                                 QUALIFYING
                                                    FOR
                                                 CORPORATE
 LONG TERM        ORDINARY                       DIVIDENDS      QUALIFYING      U.S.        INTEREST       SHORT-TERM
CAPITAL GAIN       INCOME           TOTAL        RECEIVABLE      DIVIDEND    GOVERNMENT      RELATED      CAPITAL GAIN
DISTRIBUTION   DISTRIBUTIONS    DISTRIBUTIONS    DEDUCTION(1)    INCOME(2)   INTEREST(3)   DIVIDENDS(4)    DIVIDENDS(5)
------------   -------------    -------------    ------------   -----------  -----------   ------------   -------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
   0.00%           100.00%         100.00%          0.00%          0.00%       56.83%         99.50%           0.00%

USFS FUNDS TACTICAL ASSET ALLOCATION FUND
   30.94%           69.06%         100.00%         44.06%         45.04%        0.00%          0.00%          100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

                                   USFS FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-2009

                                    ADVISER:
                            Pennant Management, Inc.
                             11270 West Park Place
                                   Suite 1025
                           Milwaukee, Wisconsin 53224

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004



         This information must be preceded or accompanied by a current prospectus for the Fund.








USF-AR-001-0300

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:


                                   2011                                                     2010
---------------------------------------------------------------------------------------------------------------------------
               ALL FEES AND    ALL FEES AND       ALL OTHER FEES      ALL FEES AND      ALL FEES AND       ALL OTHER FEES
                SERVICES TO      SERVICES TO        AND SERVICES      SERVICES TO       SERVICES TO         AND SERVICES
              THE TRUST THAT      SERVICE           TO SERVICE       THE TRUST THAT        SERVICE             TO SERVICE
                WERE PRE-     AFFILIATES THAT     AFFILIATES THAT      WERE PRE-      AFFILIATES THAT      AFFILIATES THAT
                APPROVED         WERE PRE-            DID NOT           APPROVED          WERE PRE-             DID NOT
                                 APPROVED           REQUIRE PRE-                          APPROVED           REQUIRE PRE-
                                                      APPROVED                                                 APPROVED
---------------------------------------------------------------------------------------------------------------------------
(a) Audit         $41,053          $0                  $0             $37,932              $0                  $0
    Fees(1)
---------------------------------------------------------------------------------------------------------------------------
(b) Audit-          $0             $0                  $0               $0                 $0                  $0
    Related
    Fees
---------------------------------------------------------------------------------------------------------------------------
(c) Tax             $0             $0                  $0               $0                 $0                  $0
    Fees
---------------------------------------------------------------------------------------------------------------------------
(d) All             $0             $0                  $0               $0                 $0                  $0
    Other
    Fees
---------------------------------------------------------------------------------------------------------------------------

(e)(1)         Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):


             --------------------------------------------------
                                          2011     2010
             --------------------------------------------------
                  Audit-Related Fees       0%        0%
             --------------------------------------------------
                  Tax Fees                 0%        0%
             --------------------------------------------------
                  All Other Fees           0%        0%
             --------------------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                    The Advisors' Inner Circle Fund

                                                /s/ Michael Beattie
By (Signature and Title)*                       ------------------------------
                                                Michael Beattie
                                                President
Date: March 8, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                                 /s/  Michael Beattie
By (Signature and Title)*                        ------------------------------
                                                 Michael Beattie
                                                 President

Date: March 8, 2012
                                                 /s/   Michael Lawson
By (Signature and Title)*                        ------------------------------
                                                 Michael Lawson
                                                 Treasurer, Controller & CFO
Date: March 8, 2012


* Print the name and title of each signing officer under his or her signature.